Revenue from Contracts with Customers	12 Months Ended
Dec. 31, 2025
Revenue from Contracts with Customers [Abstract]
Revenue from Contracts with Customers
4.
REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue

The table below disaggregates total revenue by reportable segment (see Note 22) for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
(in USD and thousands)
River	$3,070,849	$2,654,407	$2,341,274
Ocean	2,868,205	2,196,040	1,945,200
Other	562,365	483,435	424,019
Total revenue	$6,501,419	$5,333,882	$4,710,493

Total revenue for the year ended December 31, 2025 increased by $1,167.5 million to $6,501.4 million from $5,333.9 million in 2024. The increase was primarily due to an increase in passenger cruise days and higher revenue per passenger cruise day. Total revenue for the year ended December 31, 2024 increased by $623.4 million to $5,333.9 million from $4,710.5 million in 2023. The increase was primarily due to higher revenue per passenger cruise day and an increase in passenger cruise days.

Regional economic trends affect the Group’s revenue and cash flows. The table below disaggregates percentage of passengers by source market, which is the passenger’s home country or region, for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31,
	2025	2024	2023
North America	89.7%	90.3%	90.5%
Other	10.3%	9.7%	9.5%
	100.0%	100.0%	100.0%

The disaggregation by source market is similar across all reportable segments.

The Group’s vessels and ships primarily operate in Europe.

Deferred revenue (contract liability)

Activity in the Group’s deferred revenue for the years ended December 31, 2025 and 2024 is as follows:

(in USD and thousands)
As of January 1, 2024	$3,486,579
Increases due to customer bookings	6,111,898
Revenue recognized	(5,291,506)
Other	(245,627)
As of December 31, 2024	$4,061,344
Increases due to customer bookings	7,287,081
Revenue recognized	(6,481,443)
Other	(261,821)
As of December 31, 2025	$4,605,161

The Group recognized revenue of $6,481.4 million and $5,291.5 million from contract liabilities during the years ended December 31, 2025 and 2024, respectively, which primarily related to the Group’s deferred revenue at the beginning of each year and the cash received in each year. As of December 31, 2025, 97% of the $4,605.2 million deferred revenue balance related to sail dates within the next 12 months.

Assets recognized from the costs to obtain a contract with a customer

Prepaid commissions and prepaid credit card fees are incremental costs of obtaining contracts with customers, which are included in prepaid expenses and other current assets and other non-current assets on the consolidated statements of financial position.

Prepaid commissions was $64.2 million as of December 31, 2025, of which $53.9 million was included in prepaid expenses and other current assets and $10.3 million was included in other non-current assets on the consolidated statements of financial position. Prepaid commissions increased from $55.1 million as of December 31, 2024 to $64.2 million as of December 31, 2025, due to an increase in commission payments due to higher bookings. The majority of the Group’s prepaid commissions as of December 31, 2024 were expensed in commissions and transportation costs and selling and administration in the consolidated statement of operations for the year ended December 31, 2025. See Note 8.

Prepaid credit card fees increased from $40.0 million as of December 31, 2024 to $47.5 million as of December 31, 2025, primarily due to an increase in cash collected from passengers. The majority of the Group’s prepaid credit card fees as of December 31, 2024 were expensed in direct costs of cruise, land and onboard in the consolidated statement of operations for the year ended December 31, 2025. See Note 8.